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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 28, 2004 (April 26, 2004)

                         AMERICAN TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                                       87-0361799
            --------                                       ----------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)

                                     0-24248
                                     -------
                            (Commission File Number)

13114 Evening Creek Drive South, San Diego, California            92128
------------------------------------------------------            -----
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 28, 2004, American Technology Corporation issued a press release announcing the resolution of its licensing agreement dispute with General Dynamics Armament and Technical Products, Inc. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits.

                  99.1     Press release dated April 28, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN TECHNOLOGY CORPORATION


Date: April 28, 2004                   By:  /s/ ELWOOD G. NORRIS
                                            ------------------------------------
                                            Elwood G. Norris
                                            Chairman of the Board